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                                                                  Exhibit 10.1


                              XTRA CORPORATION

                         1987 STOCK INCENTIVE PLAN


1.  PURPOSE

     The purpose of this 1987 Stock Incentive Plan (the "Plan") is to advance the interests of XTRA Corporation (the "Company") by enhancing the ability of the Company (a) to attract and retain employees who are in a position to make significant contributions to the success of the Company; (b) to reward employees for such contributions; and (c) to encourage employees to take into account the long-term interests of the Company through ownership of shares of, and other interests in, the Company's common stock ("Common Stock").

     The Plan is intended to accomplish these goals by enabling the Company to grant awards ("Awards") to eligible employees. Awards may be in the form of Stock Options (as described in Section 6), Stock Appreciation Rights (as described in Section 7) and Restricted Stock Awards (as described in Section 8).

2.  ADMINISTRATION

     The Plan will be administered by the Compensation Committee of the Board of Directors of the Company, excluding any member who would not be an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, including proposed regulations, thereunder (the "Committee"). The Committee will have authority, not inconsistent with the express provisions of the Plan, (a) to grant Awards to such eligible employees as the Committee may select ("Participants"); (b) to determine the type of Awards to be granted and the times of grants; (c) to determine the number of shares of Common Stock to be covered by any Award; (d) to determine the terms and conditions of any Award, which terms and conditions may differ among individual Awards and Participants; (e) to prescribe the form or forms of instruments evidencing Awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; and (h) to waive compliance by a Participant with any obligation to be performed by him under an Award, except that the Committee may not, in the case of an incentive stock option (as
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described in Section 6), take any action without consent of the Participant which would cause such option to lose its status as an "incentive stock option" ("ISO") within the meaning of section 422 of the Internal Revenue Code of 1986 (the "Code"). Such determinations and actions of the Committee shall be conclusive and shall bind all parties.

        A majority of the members of the Committee will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. All members of the Committee shall be disinterested persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

3.  EFFECTIVE DATE AND TERM OF PLAN

        The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants of Awards under the Plan may be made prior to that date (but after adoption of the Plan by the Board of Directors), subject to approval of the Plan by stockholders.

        No Award may be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board of Directors, but Awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

        (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 11, the aggregate number of shares of Common Stock that may be delivered under the Plan is 1,150,000. Shares of Common Stock may be issued up to this maximum pursuant to any type or types of Award, including ISOs. For purposes of this limitation, Awards and shares of Common Stock which are forfeited or reacquired by the Company, and Awards which are satisfied without the issuance of shares of Common Stock, will not be counted. Such limitation will apply only to shares of Common Stock which have become free of any restrictions under the Plan.

        (b) SPECIAL LIMITATIONS APPLICABLE TO CERTAIN AWARDS. The Committee shall have the discretion under the Plan to award Options and SARs that are intended to satisfy certain performance- based compensation arrangements intended to be exempt from the deduction limitations of Section 162(m) of the Code (the "Section 162(m) requirements") ("exempt Options and SARs") as well as Options and SARs that not intended to satisfy those requirements ("non-exempt Options and SARs"); provided, that the Committee shall award non-exempt Options and SARs only if it shall have determined that such award will not jeopardize the continued exemption under Section 162(m)(4)(C) of exempt Options and SARs.

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Subject to adjustment as provided in Section 11, to the extent such adjustment is consistent with the continued satisfaction by exempt Options and SARs of the requirements of Section 162(m)(4)(C) of the Code, the maximum number of shares of Common Stock for which exempt Options may be awarded under the Plan to any Participant in any calendar year, is in each case 200,000 shares. For purposes of the preceding sentence, the regrant of a canceled Option or SAR, or the repricing of an Option or SAR, shall be treated as a separate Award to the extent required under Section 162(m)(4)(C) of the Code. The per-individual Award limitations described in this paragraph are intended to enable exempt Options and SARs awarded under the Plan to qualify for the performance-based compensation exemption rules set forth under Section 162(m)(4)(c) of the Code and shall be subject to amendment or revision to the extent (but only to the extent) consistent with such rules.

        (c) SHARES TO BE DELIVERED. Shares delivered under the Plan will be authorized but unissued shares of Common Stock or, if the Committee so decides in its sole discretion, previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Plan.

5.  ELIGIBILITY

        Employees eligible to become Participants shall be those key employees of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries. A subsidiary for purposes of the Plan is a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Members of the Committee will not be eligible to become Participants.

6.  STOCK OPTIONS

        Stock Options granted under the Plan ("Options") may be either ISOs or non-qualified stock options ("NSOs"). Except to the extent expressly designated as an ISO (or to the extent it does not qualify as an ISO even if so designated), each Option will be an NSO.

        No term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted to the Committee under the Plan be exercised, so as to disqualify the Plan or, without the consent of the optionee, any ISO, under section 422 of the Code. The documents evidencing ISOs will contain such provisions as are required of ISOs under the applicable provisions of the Code.

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        Options granted under the Plan will be subject to the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems desirable:

        (a) EXERCISE PRICE. The exercise price of each Option will be determined by the Committee but may not be less than 100% (110%, in the case of an ISO granted to a ten-percent stockholder) of the fair market value per share of Common Stock at the time the Option is granted. For this purpose, "ten-percent stockholder" means any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules in section 424(d) of the Code, Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

        (b) DURATION OF OPTIONS. An Option will be exercisable during such period or periods as the Committee may specify. The latest date on which an Option may be exercised will be the date which is ten years (five years, in the case of an ISO granted to a ten-percent stockholder) from the date the Option was granted or such earlier date as may be specified by the Committee at the time the Option is granted.

        (c)  Exercise of Options.

        (1) Options will be exercisable at such future time or times, whether or not in installments, as determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Option.

             If Options intended to be ISOs when granted to an individual Participant first become exercisable in any one calendar year as to shares of Common Stock having a value (determined when the Options were granted) in excess of $100,000, such Options will be treated as NSOs rather than ISOs for federal income tax purposes to the extent required by applicable provisions of the Code.

        (2) Any exercise of an Option must be by written notice to the Company, accompanied by (i) the document evidencing the Option (the "Option Certificate") and any other documents required by the Committee and (ii) payment in accordance with Section 6(d) below for the number of shares of Common Stock for which the Option is exercised.

        (3) Notwithstanding any other provision of the Plan, during the 60-day period from and after the date of a Change of Control, the Participant shall have the right (by giving written notice to the Company in form satisfactory to

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             the Committee) to surrender all or part of an Option to
             the Company and to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option, or portion thereof surrendered, determined on the date the Option is exercised, over the aggregate Option exercise price of such shares (such excess is referred to herein as the "Aggregate Spread"); provided however, and notwithstanding any other provision of the Plan, if the end of such 60 day period from and after the date of a Change of Control is within six months of the date of grant of an Option held by a Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended), then, unless (i) a merger with the Corporation will occur in connection with the Change of Control, (ii) such merger is not effective until more than six months from the date of grant of such Participant's Option and (iii) upon effectiveness of such merger the Participant's Option will be cancelled in exchange for the Aggregate Spread, the Option shall either remain outstanding notwithstanding the cancellation of Options generally upon the effectiveness of such merger or shall be exchanged for a fully exercisable option of the surviving corporation of such merger (or its parent corporation) on an economically equivalent basis as set forth in Section 1.425-1 of the Treasury Income Tax Regulations. The foregoing right shall not apply to ISOs granted prior to January 31, 1989, other than any such Option that has been modified, extended or renewed within the meaning of Section 424(b) of the Code. As used in this Section 6(c)(3) with respect to an election by a Participant to receive cash in respect of a NSO the term "Value" means the higher of
             (i) the highest fair market value (as defined in Section 12(d) during the 60-day period prior to the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i), (ii) or (iii) of the definition of Change of Control set forth in Exhibit A, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the common Stock as reflected in a Schedule 13D by the person having made the acquisition), and as used in this paragraph 6(c)(3) with respect to an election by a Participant to receive cash in respect of an ISO, unless the Participant otherwise elects in writing the term "Value" shall mean "fair market value" (as defined in Section 12(d)). Notwithstanding the foregoing, the right to receive cash under this paragraph and the right to a special determination of "Value" with respect to

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             NSOs shall not apply in the case of any Change of
             Control intended to qualify for "pooling of interests" accounting treatment, to the extent the Committee determines that such features would be incompatible with such treatment.

        (d) PAYMENT FOR AND DELIVERY OF COMMON STOCK. Common Stock purchased on exercise of an Option shall be paid for as follows: (1) in cash or by certified check, bank draft or money order payable to the order of the Company or (2) if so permitted by the Option Certificate, (i) through the delivery of shares of Common Stock (held for at least six months, or such other period as the Committee may specify) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (ii) by a combination of cash and Common Stock as provided in clauses (1) and (2)(i) above or (iii) by delivery of a promissory note of the Participant to the Company, payable on such terms as are specified in the Option Certificate (except that the Option Certificate may provide that the rate of interest on the note will be the lowest rate which is sufficient, at the time the note is given, to avoid imputation of interest under the applicable provisions of the
Code), or by a combination of cash (or cash and Common Stock) and the Participant's promissory note; PROVIDED, that if the Common Stock delivered upon exercise of the Option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid in cash if the Committee determines that cash payment is required by law.

        (e) NONTRANSFERABILITY OF OPTIONS. No Option may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Option may be exercised only by him.

        (f) DEATH OR DISABILITY. If a Participant's employment with the Company and its subsidiaries terminates by reason of death or total and permanent disability, each Option held by the Participant will become fully exercisable and will remain exercisable after the date of such termination for a period of two years in the case of death and one year in the case of disability (but in no event later than the date the option would have expired in all events under Section 6(b)). In the case of a deceased Participant, such Option may be exercised within such time limits by his executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution.

        (g) OTHER TERMINATION OF EMPLOYMENT. If a Participant's employment with the Company and its subsidiaries terminates for any reason other than death or total and permanent disability, all Options held by the Participant that are not then exercisable shall terminate. Options that are exercisable on the date of

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termination will continue to be exercisable for a period of three months (but in no event later than the date the option would have expired in all events under Section 6(b)) unless the employee has confessed to, or been convicted of, any act of fraud, theft or dishonesty arising in the course of, or in connection with, his employment with the Company, in which case the Option will terminate immediately and in full. After completion of that three-month period such Options shall terminate to the extent not previously exercised, expired or terminated.

7.  STOCK APPRECIATION RIGHTS

        (a) NATURE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right ("SAR") is an Award entitling the recipient to receive an amount in cash or shares of Common Stock or a combination thereof having a value equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (or over the Option exercise price, if the SAR was granted in tandem with an Option) multiplied by the number of shares with respect to which the SAR has been exercised, with the Committee having the right to determine the form of payment.

        (b) GRANT OF SARS. SARs may be granted in tandem with, or independently of, Options granted under the Plan. In the case of an SAR granted in tandem with an NSO, such SAR may be granted either at or after the time of the grant of such Option. In the case of an SAR granted in tandem with an ISO, such SAR may be granted only at the time of the grant of the Option. SARs will be evidenced by such written agreement as is deemed appropriate by the Committee.

        An SAR or applicable portion thereof granted in tandem with an Option will terminate and no longer be exercisable upon the termination or exercise of such Option, except that an SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the SAR.

        (c) TERMS AND CONDITIONS OF SARS. SARs will be subject to such terms and conditions as are determined from time to time by the Committee, subject, in the case of SARs granted in tandem with Options, to the following:

        (1) SARs will be exercisable only at such time or times and to the extent that the related Option is exercisable.

        (2) Upon the exercise of an SAR, the applicable portion of any related Option must be surrendered.

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        (3)  SARs will be transferable only with the related Option.
             All SARs will be exercisable during the Participant's lifetime only by the Participant or his legal representative.

        (4) An SAR granted in tandem with an Option may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

        The provisions of Sections 6(f) and 6(g) relating to the exercisability and termination of Options shall also apply to SARs, whether or not granted in tandem with Options.

        Any exercise of an SAR must be by written notice to the Company, accompanied by the document evidencing the SAR and any other documents required by the Committee.

        (d) SPECIAL RULES RELATING TO EXERCISE. In the case of a Participant subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, no SAR may be exercised except in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule. Notwithstanding Section 7(a) above, in the event of such exercise during the exercise period currently prescribed by Rule 16b-3(e), the Committee may prescribe, by guidelines of general application, such other measure of value as it may determine but not in excess of the highest per share closing sale price of the Common Stock reported on the New York Stock Exchange Composite Transactions Index during such period and, where in tandem with an ISO, not in excess of any amount consistent with the qualification of such option as an ISO under section 422A of the Code; provided, however, that such guidelines shall be put into operation only if the Company has received a favorable letter from the Staff of the Securities and Exchange Commission, or an opinion of counsel, to the effect that such operation will not adversely affect compliance with Rule 16b-3(e).

8.  RESTRICTED STOCK

        (a) NATURE OF RESTRICTED STOCK AWARD. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Common Stock ("Restricted Stock") for a purchase price (which may be zero) not to exceed par value, subject to such conditions, including the restrictions specified in Section 8(d) below, as the Committee may impose at the time of grant.

        (b) AWARD AGREEMENT. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award within 60 days (or such shorter period as the Committee may specify) following the Award date by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares

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covered by the Award and by executing and delivering to the Company an agreement (an "Award Agreement") in such form as the Committee determines.

        (c) RIGHTS AS A STOCKHOLDER. Upon complying with Section 8(b) above, a Participant will have all the rights of a stockholder with respect to the Restricted Stock awarded to him including voting and dividend rights, subject to the restrictions described in this Section 8 and subject to any other conditions contained in the Award Agreement. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of any restrictions under the Plan.

        (d) RESTRICTION. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. If a Participant ceases for any reason to be employed by the Company or its subsidiaries, shares of Restricted Stock held by such Participant shall be resold to the Company at their purchase price, or forfeited to the Company if the purchase price was zero, except as specifically set forth herein. Shares of Restricted Stock resold to the Company shall have the status of authorized but unissued shares of Common Stock.

        (1) The Committee will specify in the Award Agreement the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the Restricted Stock and the obligation of the Participant to resell such Stock to the Company will lapse. The Committee may at any time accelerate such date or dates.

        (2) If the Participant's employment terminates because of death or total and permanent disability, all restrictions on Restricted Stock held by the Participant will lapse.

        (e)  NOTICE OF ELECTION.  Any Participant making an election under section 83(b) of the Code with respect to a Restricted Stock Award must provide a copy thereof to the Company within 30 days of the filing of such election with the Internal Revenue Service.

9.  CASH AWARDS

        In connection with any Award hereunder the Committee may, in its sole discretion, at the time such Award is made or at a later date, provide for and grant a cash award to the Participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him whole after tax,

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discharging all his income tax liabilities arising from all payments under this
Section 9. Any payments under this Section 9 will be made at the time the Participant incurs federal income tax liability with respect to the Award.

10.  CHANGE OF CONTROL

        Notwithstanding any other provision of this Plan, in the event of a Change of Control of the Company as defined in Exhibit A hereto (a) each Option and SAR held by each Participant will immediately become fully exercisable; and
(b) restrictions and conditions on Restricted Stock held by the Participant will immediately lapse.


11.  CHANGES IN COMPANY; SUBSTITUTE AWARDS

        (a) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to Awards then outstanding or subsequently granted under the Plan, the maximum number of shares of stock or securities that may be delivered under the Plan, the purchase price, and other relevant provisions will be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

        The Committee may also adjust the number of shares subject to outstanding Awards, the exercise price of outstanding Options and the terms of outstanding Awards, to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in Section 11(b) below), acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan.

        (b) MERGER, ETC. Subject to Section 10, in the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or its outstanding shares are converted into securities of another corporation or exchanged for other consideration, all Options and SARs granted hereunder will terminate, but at least 20 days prior to the effective date of any such dissolution or liquidation (or 20 days prior to any earlier related sale of substantially all the assets of the Company) or of any such merger or consolidation, the Committee shall (1) make all Options and SARs outstanding hereunder immediately exercisable, provided that, unless the event will give rise to a Change of Control or it is anticipated that a Change of Control will coincide with or follow the event, the Committee may instead arrange that the successor or surviving corporation, if any, grant

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replacement Options and/or SARs and (2) eliminate immediately all restrictions and conditions on all Restricted Stock.

        (c) SUBSTITUTE AWARDS. The Company may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate. The shares which may be delivered under such substitute Awards will be in addition to the maximum number of shares provided for in
Section 4(a) only to the extent that the substitute Awards are both (1) granted to persons whose relationship to the Company does not make (and is not expected to make) them subject to Section 16(b) of the Securities Exchange Act of 1934 and (2) are granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3 (or any successor rule under such Act) by the stockholders of the entity which issued such predecessor awards.

12.  GENERAL PROVISIONS

        (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS, ETC. The Committee may require each person acquiring Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Common Stock without a view to distribution thereof.

        The Company will not be obligated to deliver any shares of Common Stock pursuant to an Award (1) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and
(2) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (3) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

        Notwithstanding any provision of the Plan, the Company will be under no obligation to deliver shares of Common Stock to an estate of a deceased Participant, or to the person or persons to whom the Award has been transferred by the Participant's will or

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the applicable laws of descent and distribution, until the Company is satisfied as to the authority of such person or persons.

        (b) TAX WITHHOLDING, ETC. Each Participant will, no later than the date as of which the value of an Award or of any Common Stock or other amounts received hereunder first becomes includable in gross income for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, all federal, state and local taxes required by law to be withheld with respect to such income. The Company and its subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        The Committee may provide, in respect of any transfer of Common Stock under an Award, that if and to the extent withholding of any federal, state or local tax is required, the Participant may elect in such manner as the Committee prescribes, to have the Company hold back from the transfer Common Stock having a value calculated to satisfy such withholding obligation, or to deliver to the Company previously owned shares of equal value. Notwithstanding the foregoing, in the case of a Participant subject to the restrictions of
Section 16(b) of the Securities Exchange Act of 1934 no such election shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.

        (c) CONTINUANCE OF EMPLOYMENT. For purposes of the Plan, employment of a Participant will not be considered terminated (1) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Participant's right to reemployment is guaranteed either by statute or by contract, or (2) in the case of a transfer to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code would apply.

        (d) FAIR MARKET VALUE. For purposes of the Plan, in general, "fair market value" of a share of Common Stock on any date means the closing price on such date as reflected in the New York Stock Exchange Composite Index. If, however, the Committee determines that a different meaning is in any circumstance necessary in order to comply with applicable law, such different meaning will apply in that circumstance.

        (e) EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the grant of Awards will confer upon any employee any right to continued employment with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under this Plan

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shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

13.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.

     Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to employees.

     The Committee may at any time discontinue granting Awards under the Plan. With the consent of the Participant, the Committee may at any time cancel an existing Award in whole or in part and grant the Participant another Award for such number of shares of Common Stock as the Committee specifies, subject to Section 4(b). The Committee may at any time or times amend the Plan or any outstanding Award for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law; or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available for delivery under the Plan, (b) change the group of employees eligible to receive Awards under the Plan, (c) reduce the price at which ISOs may be granted, (d) extend the time within which Awards may be granted, or (e) amend the provisions of this Section 13, and no such amendment shall adversely affect the rights of any Participant (without his consent) under any Award previously granted.



As adopted by the Board of Directors:  November 5, 1987
As amended and ratified by the Board of Directors: December 10, 1987 As approved by the STOCKHOLDERS: January 28, 1988
As amended and ratified by the Board of Directors: January 31, 1989 As amended by the Compensation Committee of the Board of
Directors:  November 1, 1989
As amended by the Board of Directors:  November 17, 1994
As approved by the Stockholders:  January 26, 1995
As amended by the Board of Directors:  November 16, 1995
As approved by the Stockholders: January 25, 1996

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


                                   EXHIBIT A

        A Change of Control will occur for purposes of this Plan if (i) any individual, corporation, partnership, company or other entity (a "Person") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing more than 30% of the combined voting power of the Company's then-outstanding securities (other than as a result of acquisitions of such securities from the Company),
(ii) there is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Act") (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement, (iii) the Company is a party to, or the stockholders approve, a merger consolidation, or other reorganization (other than (a) a merger, consolidation or other reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into vested securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or other reorganization, or (b) a merger, consolidation, or other reorganization effected to implement a recapitalization of the Company, or similar transaction in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities), a sale of all or substantially all assets, or a plan of liquidation or (iv) individuals who, at the date hereof, constitute the Board cease for any reason to constitute a majority thereof, PROVIDED, HOWEVER, that any director who is not in office at the date hereof but whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the date hereof or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be deemed to have been in office at the date hereof for purpose of this definition.

        Notwithstanding the foregoing provisions of this Exhibit A, a "Change of Control" will not be deemed to have occurred solely because of the acquisition of securities of the Company (or any reporting requirement under the Act relating thereto) by an employment benefit plan maintained by the Company for its employees.

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